Exhibit 99.1

FIRST INCREASE JOINDER TO CREDIT AGREEMENT

FIRST INCREASE JOINDER TO CREDIT AGREEMENT, dated as of September 8, 2014 (this “First Increase Joinder”), by and among MEDASSETS, INC., a Delaware corporation (the “Borrower”), each Guarantor, JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), the lenders set forth on Exhibit A attached hereto (in such capacity, the “Incremental Revolving Lenders”) and each other Lender (as defined below) party hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, each financial institution from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and L/C Issuer, Bank of America, N.A., as Swing Line Lender, Deutsche Bank Securities Inc., as Syndication Agent, and Barclays Bank PLC, Morgan Stanley Senior Funding, Inc., SunTrust Robinson Humphrey, Inc., Raymond James Bank, FSB and Fifth Third Bank, as Co-Documentation Agents, have entered into that certain credit agreement, dated as of December 13, 2012 (as amended, restated, modified or supplemented from time to time prior to the date hereof, the “Credit Agreement”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Credit Agreement;

WHEREAS, the Borrower has requested that the Revolving Committed Amount under the Credit Agreement be increased by $100,000,000 to $300,000,000; and

WHEREAS, the Borrower, in accordance with Section 2.15 of the Credit Agreement, has delivered a written notice to the Administrative Agent requesting Incremental Revolving Commitments in an aggregate principal amount of $100,000,000 and the Administrative Agent, the Borrower and the Incremental Revolving Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement to provide for the 2014 Incremental Revolving Commitments (as defined below) from the Incremental Revolving Lenders.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Terms of the Incremental Revolving Commitments.

(a) Pursuant to Section 2.15 of the Credit Agreement, each Incremental Revolving Lender, the Borrower and the Administrative Agent acknowledge and agree that the 2014 Incremental Revolving Commitments provided pursuant to this First Increase Joinder shall constitute an Incremental Revolving Commitment of each Incremental Revolving Lender under the Credit Agreement.

(b) Subject to the satisfaction (or waiver in writing by the Incremental Revolving Lenders) of the conditions set forth in Section 3 hereof, each Incremental Revolving Lender agrees to severally provide an Incremental Revolving Commitment to the Borrower in an amount equal to the amount set forth opposite such Incremental Revolving Lender’s name on Exhibit A attached hereto (with the Incremental Revolving Loans made pursuant to the 2014 Incremental Revolving Commitments being referred to herein as the “2014 Incremental Revolving Loans”), which shall be added to, shall constitute a part of, and shall be on the same terms as, the Revolving Commitments existing under the Credit Agreement immediately prior to the First Increase Joinder Effective Date (as defined below).

(c) Each Incremental Revolving Lender acknowledges and agrees that on the First Increase Joinder Effective Date it shall become party to the Credit Agreement as, and have all rights and obligations of, a Lender and be bound by all of the terms and provisions thereof and the other Loan Documents.

(d) The Borrower hereby acknowledges and agrees that it shall be obligated to pay all Senior Credit Obligations with respect to the 2014 Incremental Revolving Commitments provided hereby, including, without limitation, all Senior Credit Obligations resulting from any 2014 Incremental Revolving Loans.

(e) On the First Increase Joinder Effective Date, the participations held by the Revolving Lenders in the L/C Obligations and Swing Line Loans immediately prior to such date will be reallocated so as to be held by the Revolving Lenders ratably in accordance with their respective Revolving Commitment Percentages after giving effect to the Incremental Revolving Commitments on such date.

SECTION 2. Amendments to Credit Agreement.

Subject to the satisfaction (or waiver in writing by the Incremental Revolving Lenders) of the conditions set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

(a) Amendments to Section 1.01 (Defined Terms): Section 1.01 of the Credit Agreement is hereby amended by:

(i) adding in the appropriate alphabetical order the following new definitions:

“First Increase Joinder” means the First Increase Joinder, dated as of September 8, 2014, among the Borrower, the Guarantors, the Administrative Agent and the Incremental Revolving Lenders party thereto.

“First Increase Joinder Effective Date” means September 8, 2014.

“Incremental Revolving Lender” means each Revolving Lender that has an Incremental Revolving Commitment. As of the First Increase Joinder Effective Date, the Incremental Revolving Lenders shall be those Persons who shall have executed the First Increase Joinder as an Incremental Revolving Lender.

(ii) deleting the reference to “$200,000,000” appearing in the definition of “Revolving Committed Amount” and inserting $300,000,000 in lieu thereof.

(b) Amendment to Section 2.15(d): Section 2.15(d) of the Credit Agreement is hereby amended by deleting the text “If, on the date of an Incremental Revolving Commitment, there are any Revolving Loans outstanding, the Borrower shall prepay such Revolving Loans in accordance with this Agreement on the date of effectiveness of such Incremental Revolving Commitment (but the Borrower may finance such prepayment with a concurrent borrowing of Revolving Loans from the

Revolving Lenders in accordance with their Revolving Commitment Percentages after giving effect to such Incremental Revolving Commitment).” appearing therein and inserting the text “Upon the implementation of any Incremental Revolving Commitment increase pursuant to this Section 2.15, (i) such Incremental Revolving Commitment increase will automatically and without further act be deemed to have assigned to each relevant Incremental Revolving Lender, and each relevant Incremental Revolving Lender will automatically and without further act be deemed to have assumed a portion of such Revolving Lender’s participations hereunder in outstanding Letters of Credit and Swing Line Loans such that, after giving effect to each deemed assignment and assumption of participations, all of the Revolving Lenders’ (including each Incremental Revolving Lender) (A) participations hereunder in Letters of Credit and (B) participations hereunder in Swing Line Loans shall be held on a pro rata basis on the basis of their respective Revolving Commitments (after giving effect to any increase in the Revolving Commitment pursuant to this Section 2.15 and (ii) the existing Revolving Lenders shall be deemed to have assigned Revolving Loans to certain other Revolving Lenders (including the Revolving Lenders providing the relevant Incremental Revolving Commitment), and such other Revolving Lenders (including the Revolving Lenders providing the relevant Incremental Revolving Commitment) shall be deemed to have purchased such Revolving Loans, in each case to the extent necessary so that all of the Revolving Lenders participate in each outstanding borrowing of Revolving Loans pro rata on the basis of their respective Revolving Commitments (after giving effect to any increase in the Revolving Commitment pursuant to this Section 2.15); it being understood and agreed that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this First Increase Joinder shall not apply to the transactions effected pursuant to the immediately preceding sentence.”

(c) Amendments to Schedules: Schedule 2.01 to the Credit Agreement is hereby amended by deleting Schedule 2.01 to the Credit Agreement in its entirety and inserting Exhibit B attached hereto in lieu thereof. Thereafter, all references in the Credit Agreement to Schedule 2.01 shall mean and be a reference to Schedule 2.01 as amended pursuant to this First Increase Joinder.

SECTION 3. Conditions Precedent to the First Increase Joinder Effective Date. This First Increase Joinder shall become effective on the date (the “First Increase Joinder Effective Date”) when the following conditions shall have been satisfied (or waived in writing by the Incremental Revolving Lenders, which waiver may be concurrent with the satisfaction of the other conditions specified below):

(i) The Administrative Agent, the Borrower, the Guarantors and the Required Lenders shall have signed a counterpart hereof and shall have delivered (including by way of facsimile or other electronic transmission) the same to the Administrative Agent.

(ii) The Borrower shall have paid, or shall have instructed the Administrative Agent to deduct from the proceeds of any Revolving Borrowing occurring on the First Increase Joinder Effective Date to pay, (i) all unpaid costs, fees and expenses due and payable to the Incremental Revolver Arranger (as defined below) in connection with the preparation, negotiation, execution of counsel to the Incremental Revolver Arranger and delivery of the First Increase Joinder (including, without limitation, legal fees and expenses and other compensation contemplated hereby or otherwise payable pursuant to Section 10.04 of the Credit Agreement and incurred on or before the First Increase Joinder Effective Date and (ii) an upfront fee to each Incremental Revolving Lender, in an amount equal to 0.20 % of such Incremental Revolving Lender’s 2014 Incremental Revolving Commitment, which upfront fee shall be earned, due and payable on (and subject to the occurrence of) the First Increase Joinder Effective Date.

(iii) The Administrative Agent shall have received a certificate, dated the First Increase Joinder Effective Date, executed by a Responsible Officer of the Borrower demonstrating compliance with conditions precedent set forth in clauses (viii) and (ix) below, together with copies of (x) a certificate of good standing (to the extent such concept exists in the Borrower’s jurisdiction of organization) from the applicable secretary of state (or equivalent office) of the jurisdiction of organization of each Loan Party, (y) the resolutions adopted by each Loan Party approving and authorizing the execution, delivery and performance of this First Increase Joinder, and (z) specimen signatures of the representatives of each Loan Party authorized to execute the First Increase Joinder and, each of the foregoing shall be in form and substance reasonably acceptable to the Administrative Agent; provided that, in the case of preceding clauses (y) and (z), such resolutions or signatures shall not be required to be delivered if such certificate includes a certification by such Responsible Officer that the applicable resolutions and authorized specimen signatures delivered to the Administrative Agent on the Closing Date of the Credit Agreement remain in full force and effect and have not been amended, modified, revoked or rescinded since such date.

(iv) To the extent requested by any Incremental Revolving Lender on or prior to the First Increase Joinder Effective Date, the Administrative Agent shall have received, on behalf of such Incremental Revolving Lender, a Revolving Note substantially in the form of Exhibit B-1 to the Credit Agreement with appropriate insertions.

(v) Each Incremental Revolving Lender shall have received, at least three (3) Business Days prior to the First Increase Joinder Effective Date, all documentation and other information requested by such Incremental Revolving Lender and required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act.

(vi) The Administrative Agent shall have received a customary written opinion of Willkie Farr & Gallagher LLP, special New York counsel for the Borrower, addressed to the Administrative Agent, the existing Lenders and the Incremental Revolving Lenders, and dated the First Increase Joinder Effective Date.

(vii) The Borrower shall deliver a certificate substantially in the form of Exhibit L (Solvency Certificate) to the Credit Agreement, dated the First Increase Joinder Effective Date and signed by the chief financial officer of the Borrower, confirming that the Borrower and it Consolidated Subsidiaries are Solvent before and after giving effect to the consummation of the transactions contemplated to occur on the First Increase Joinder Effective Date.

(viii) Prior to and immediately after giving effect to the First Increase Joinder (including any Revolving Loans to be made on the First Increase Joinder Effective Date), no Event of Default exists or shall result therefrom.

(ix) After giving effect on a Pro Forma Basis to the Incremental Revolving Commitments established on the First Increase Joinder Effective Date, the Borrower will (i) be in compliance with the required financial covenant levels set forth in Section 7.13 of the Credit Agreement and (ii) have a Secured Leverage Ratio equal to or less than 3.5 to 1.0, in each case, determined (x) as if the Incremental Revolving Commitments are fully drawn at such time (whether or not any amounts are actually drawn at such time) and (y) as of the date of the most recent financial statements required to be delivered pursuant to Section 6.01(a) or (b), as applicable, of the Credit Agreement.

SECTION 4. Guarantor Reaffirmation. Each Guarantor acknowledges and agrees that all Senior Credit Obligations with respect to the Incremental Revolving Commitments provided hereby and all Incremental Revolving Loans made pursuant thereto (i) shall be fully guaranteed pursuant to their respective Guarantees as, and to the extent, provided in the Credit Agreement and the other Loan Documents and shall constitute Guaranteed Obligations under, and as defined in, the Guaranty, and (ii) are fully secured by the Collateral Documents and shall be entitled to the benefit of the respective Collateral Documents as, and to the extent, provided therein and in the Credit Agreement and shall constitute Secured Obligations under, and as defined in, the Security Agreement.

SECTION 5. Representations and Warranties. To induce the other parties hereto to enter into this First Increase Joinder, the Borrower represents and warrants to each other party hereto that, as of the First Increase Joinder Effective Date:

(a) Prior to and immediately after giving effect to the First Increase Joinder, no Event of Default exists or shall result therefrom.

(b) The execution, delivery and performance by the Loan Parties of this First Increase Joinder has been duly authorized by all necessary corporate or other organizational action of such Loan Party. This First Increase Joinder has been duly executed and delivered by each Loan Party. Each of this First Increase Joinder and the Credit Agreement, as amended by the First Increase Joinder, constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c) The execution, delivery and performance by each Loan Party of this First Increase Joinder do not and will not (i) contravene the terms of any of such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Permitted Liens) under, any Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, except in the case of this clause (ii), any such conflict, breach or contravention that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect or (iii) violate any Law, except in any case for such violations that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

SECTION 6. Reference to and effect on the Credit Agreement and the other Loan Documents.

(a) On and after the First Increase Joinder Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this First Increase Joinder; (ii) the 2014 Incremental Revolving Loans shall constitute “Incremental Revolving Loans,” “Revolving Loans,” and “Loans”, in each case, as defined in the Credit Agreement; (iii) the 2014 Incremental Revolving Commitments shall constitute an “Incremental Revolving Commitment,” and a “Revolving Commitment” and “Commitment”, in each case, as defined in the Credit Agreement, (iv) each Incremental Revolving Lender shall constitute a “Revolving Lender,” “Lender” and an “Eligible Assignee”, in each case, as defined in the Credit Agreement, (v) this First Increase Joinder shall constitute an “Increase Joinder” as defined in the Credit Agreement and (vi) the First Increase Joinder Effective Date shall constitute an “Increase Effective Date” as defined in the Credit Agreement.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this First Increase Joinder, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) This First Increase Joinder is limited to the matters specified herein and the execution, delivery and effectiveness of this First Increase Joinder shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the First Increase Joinder Effective Date, this First Increase Joinder shall for all purposes constitute a Loan Document.

SECTION 7. Execution in Counterparts. This First Increase Joinder may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this First Increase Joinder shall be effective as delivery of an original executed counterpart of this First Increase Joinder.

SECTION 8. Governing Law. This First Increase Joinder shall be governed by, and construed in accordance with, the law of the State of New York.

SECTION 9. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this First Increase Joinder.

SECTION 10. Costs and Expenses. The Borrower agrees to reimburse Deutsche Bank Securities Inc. (the “Incremental Revolver Arranger”) for its reasonable and documented out-of-pocket expenses in connection with this First Increase Joinder, (including the reasonable fees, charges and disbursements of counsel for the Incremental Revolver Arranger) all in accordance with the terms and conditions of Section 10.04(a) of the Credit Agreement.

[The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this First Increase Joinder to be executed by their respective officers thereunto duly authorized, as of the date first above written.

JPMORGAN CHASE BANK, N.A., as Administrative Agent and an Incremental Revolving Lender

By:	/s/ John A. Horst
Name:	John A. Horst
Title:	Credit Executive

BARCLAYS BANK PLC, as an Incremental Revolving Lender

By:	/s/ Alicia Borys
Name:	Alicia Borys
Title:	Vice President

BANK OF AMERICA, N.A., as an Incremental Revolving Lender

By:	/s/ E. Mark Hardison
Name:	E. Mark Hardison
Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as an Incremental Revolving Lender

By:	/s/ Michael Winters
Name:	Michael Winters
Title:	Vice President

By:	/s/ Kirk L. Tashjian
Name:	Kirk L. Tashjian
Title:	Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Lender

By:	/s/ Michael Winters
Name:	Michael Winters
Title:	Vice President

By:	/s/ Kirk L. Tashjian
Name:	Kirk L. Tashjian
Title:	Vice President

MORGAN STANLEY BANK, N.A., as an Incremental Revolving Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

SUNTRUST BANK, as an Incremental Revolving Lender

By:	/s/ John Cappellari
Name:	John Cappellari
Title:	Director

FIFTH THIRD BANK, as an Incremental Revolving Lender

By:	/s/ Tamara M. Dowd
Name:	Tamara Down
Title:	Vice President

RAYMOND JAMES BANK, N.A, as an Incremental Revolving Lender

By:	/s/ Alexander L. Rody
Name:	Alexander L. Rody
Title:	Senior Vice President

REGIONS BANK, as an Incremental Revolving Lender

By:	/s/ Stephen A. Brothers
Name:	Stephen A. Brothers
Title:	Senior Vice President

MUFG UNION BANK, N.A., as an Incremental Revolving Lender

By:	/s/ Sarah Willet
Name:	Sarah Willet
Title:	Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Incremental Revolving Lender

By:	/s/ Joe Ellerbroek
Name:	Joe Ellerbroek
Title:	Assistant Vice President

MEDASSETS, INC.

By:	/s/ Charles O. Garner
Name:	Charles O. Garner
Title:	Chief Financial Officer

Guarantors:

KP SELECT, LLC
MEDASSETS INSURANCE SOLUTIONS, LLC
MEDASSETS NET REVENUE SYSTEMS, LLC
MEDASSETS SERVICES, LLC
MEDASSETS PERFORMANCE MANAGEMENT SOLUTIONS, INC.
MEDASSETS VENTURES, LLC

By:	/s/ Charles O. Garner
Name:	Charles O. Garner
Title:	Chief Financial Officer